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FIRST AMENDMENT TO MANUFACTURE AND SUPPLY AGREEMENT
    This FIRST AMENDMENT TO MANUFACTURE AND SUPPLY AGREEMENT (this “First Amendment”) is made as of June 7, 2024 (“First Amendment Effective Date”), by and between:
HIKMA PHARMACEUTICALS USA INC., a Delaware corporation, having an address at 1809 Wilson Road, Columbus, OH 43228 (hereinafter “Hikma”); and
OPTINOSE US, INC., a Delaware corporation, having an address at 1020 Stony Hill Road, Suite 300, Yardley, PA 19067 (hereinafter “OptiNose”).
Each of Hikma and OptiNose hereinafter are referred to as a “Party” or collectively as the “Parties.” Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Agreement as amended (as defined below).
RECITALS
    WHEREAS, Hikma and OptiNose entered into that certain Manufacture and Supply Agreement dated December 11, 2020 (the “Agreement”);
    WHEREAS, Section 14.1 of the Agreement provides that the Agreement may not be amended or modified except by written agreement duly executed by both Parties;
WHEREAS, the Parties now wish to amend certain terms in the Agreement related to pricing and forecasts; and
WHEREAS, the Parties hereby enter into this First Amendment to amend such terms in accordance with Section 14.1 of the Agreement.
    NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereby agree as follows:

1.Amendments to the Agreement.

(a)Section 2.3, Forecasts. Effective as of the First Amendment Effective Date, Section 2.3, Forecasts, is hereby amended and restated in its entirety to read in full as follows:

“2.3 Forecasts. Commencing on the Final Approval Date or such earlier date as may be agreed to between the Parties, OptiNose shall provide Hikma each month with non-binding, rolling [***] forecast of its Product requirements (“Rolling Forecast”). OptiNose shall be obligated to purchase the unit quantity of Products for the [***] of any Rolling Forecast that was requested in the Rolling Forecast for that [***] period (a “Binding Period”). During the first business week of each calendar month, OptiNose shall submit to Hikma, on a monthly basis, a new Rolling Forecast that sets forth the monthly quantity of Products by SKU that OptiNose has ordered, desires to order, or expects to order from Hikma within the upcoming [***] period, to be used for Hikma’s capacity and sourcing planning purposes. In addition, on a quarterly basis, during the first business week of each calendar quarter, OptiNose shall submit to Hikma an [***] rolling forecast that sets forth the monthly quantity of Products by SKU for the [***] and the quarterly quantity of Products by SKU for the [***], which OptiNose has ordered, desires to order, or expects to order from Hikma. Hikma may not reject the Rolling Forecast received from OptiNose, nor may Hikma reject or alter the total quantity of Products contained in the Rolling Forecast. Notwithstanding the foregoing sentence, [***]. Hikma shall participate in periodic sales and operations planning meetings with OptiNose and other suppliers as both Parties reasonably deem appropriate or as OptiNose may reasonably request. Notwithstanding any other provision of this Agreement, for Rolling Forecasts issued prior to Final Approval Date, Optinose shall not be required to place any Purchase Order for quantities that otherwise would be applicable for any Binding Period, and OptiNose may, in its sole discretion, cancel or modify any Purchase Order placed prior to the Final Approval Date; provided, however, that OptiNose will reimburse Hikma for any out-of-pocket costs reasonably incurred in order for Hikma to be prepared to supply Product for such Purchase Orders (including, without limitation, the cost of Raw Materials purchased by Hikma based on such Rolling Forecasts that cannot otherwise be reasonably used by Hikma or its customers) and any other costs agreed to by the Parties. The Parties will work collaboratively together regarding planning of production o initial Product in anticipation o the Final Approval Date. During the Term of this Agreement, Hikma shall ensure that, subject to utilization of OptiNose Equipment, it has the Capacity to meet all of OptiNose’s requirements for Product in a timely manner based on the applicable Rolling Forecast under this Agreement and subject to the Product’s standard lead time pursuant to Section 2.5; provided that if new or additional OptiNose Equipment is required, Hikma will inform OptiNose with sufficient lead time for such OptiNose Equipment to be acquired and qualified for use under this Agreement.

(b)Exhibit B to the Agreement. Effective as of the First Amendment Effective Date, Exhibit B to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit B, Price, attached hereto as Attachment 1 to First Amendment and incorporated herein by reference.

Miscellaneous Provisions

2.This First Amendment may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Original signatures transmitted and received by means of facsimile or other electronic transmission of a scanned document, (e.g., pdf or similar format, including via
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DocuSign) will constitute true and valid signatures for all purposes hereunder and will have the same force and effect as the delivery of an original.

3.The terms of this First Amendment are intended by the Parties to be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The Parties further intend that this First Amendment constitute the complete and exclusive statement of its terms and shall supersede any prior agreement with respect to the subject matter hereof.

4.The heading references herein are for convenience purposes only, do not constitute a part of this First Amendment, and shall not be deemed to limit or affect any of the provisions hereof.

5.This First Amendment shall be governed by and construed in accordance with the substantive laws of the State of Delaware, U.S.A.

6.Except as expressly amended and modified by this First Amendment, the terms, conditions, and provisions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

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WHEREFORE, the Parties have caused this First Amendment to be executed by their duly authorized representatives effective as of the First Amendment Effective Date.

HIKMA PHARMACEUTICALS USA INC.	OPTINOSE US, INC.

By: /s/ Hafrun Fridriksdottir	By: /s/ Ramy Mahmoud
Name: Hafrun Fridriksdottir	Name: Ramy Mahmoud
Title: President	Title: Chief Executive Officer

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ATTACHMENT 1 to FIRST AMENDMENT

EXHIBIT B TO SUPPLY AGREEMENT

PRICE

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